UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 2, 2004

Citigroup Mortgage Loan Trust Inc.
(Exact name of registrant as specified in its charter)

Delaware                        333-107958                   01-0791848
(State or other jurisdiction    (Commission                  (IRS Employer
of incorporation)               File Number)                 Identification No.)

390 Greenwich Street, New York, New York                          10013
(Address of principal executive offices)                       (Zip Code)

Registrant's telephone number, including area code  (212) 816-6000

(Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 9 - FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
            ------------------------------------------------------------------

ITEM 9.01   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
            ------------------------------------------------------------------

                  (a) Not applicable

                  (b) Not applicable

                  (c) Exhibits


                                            Item 601(a) of
                                            Regulation S-K
           Exhibit No.                      Exhibit No.                 Description
           -----------                      -----------                 -----------
                1                           5.1, 8.1, 23.1              Opinion of Consent of Thacher Proffitt & Wood LLP

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: September 2, 2004

                                             CITIGROUP MORTGAGE LOAN TRUST INC.


                                             By: /s/ A. Randall Appleyard
                                                 ------------------------------
                                             Name:   A. Randall Appleyard
                                             Title:  Vice President

                                  EXHIBIT INDEX


                                            Item 601(a) of
                                            Regulation S-K
           Exhibit No.                      Exhibit No.                 Description
           -----------                      -----------                 -----------
                1                           5.1, 8.1, 23.1              Opinion of Consent of Counsel